Exhibit 99.1

Citizens First Corporation Announces Fourth Quarter and Year End 2016 Results

mailto:tkanipe@citizensfirstbank.com mailto:smarcum@citizensfirstbank.com
NEWS For Immediate Release	Contact: Todd Kanipe, CEO tkanipe@citizensfirstbank.com Steve Marcum, CFO smarcum@citizensfirstbank.com Citizens First Corporation 1065 Ashley Street, Suite 150 Bowling Green, KY 42103 270.393.0700

•	Increase in 2016 diluted earnings per share of 18.6% compared to 2015
•	Increase in 2016 net income of 16.9% compared to 2015
•	Growth in outstanding loans of 8.7% compared to 2015
•	Non-performing assets down 96% from 2015 to 0.01% of total assets

BOWLING GREEN, KY, January 19, 2017 – Citizens First Corporation (NASDAQ: CZFC) today reported results for the fourth quarter and year ending December 31, 2016, which include the following:

For the quarter ended December 31, 2016, the Company reported net income of  $1.10 million, or $0.43 per diluted common share.  This represents a decrease of $48,000, or $0.02 per diluted common share, from $1.15 million, or $0.45 per diluted common share, for the quarter ended December 31, 2015.   For the year ended December 31, 2016, net income totaled $4.22 million, or $1.66 per diluted common share.  This represents an increase of $610,000, or $0.26 per diluted common share, from the net income of $3.61 million in the previous year.

“Growth in earning assets combined with improved operating efficiency resulted in record earnings in 2016 for our bank,” said Todd Kanipe, President and CEO.  “Loan volume strengthened, particularly in the latter half of the fourth quarter, and our credit quality metrics continued their positive trends.  Maintaining the net interest margin remains challenging; however, quality loan growth has positioned us for a good start to 2017,” Kanipe added.

Shares of CZFC closed at $18.00 as of December 31, 2016, an increase of 31.0% from the closing price of $13.74 at December 31, 2015, and an increase of 51.3% from the closing price of $11.90 at December 31, 2014.

Income Statement Fourth Quarter 2016 Compared to Fourth Quarter 2015

Net interest income increased $49,000, or 1.3%, as the volume of loans increased from the prior year.  The Company’s net interest margin was 3.80% for the quarter ended December 31, 2016, and 3.94% for the quarter ended December 31, 2015, a decrease of 14 basis points.  The Company’s net interest margin decreased primarily due to a decline in the yield on loans.

There was no provision for loan losses in the fourth quarter of the current year compared to a negative provision of $65,000 in the fourth quarter of the prior year due to the continued reduction in non-performing assets.

Non-interest income decreased $111,000, or 12.1%, primarily due to a reduction in other service charges and fees of $99,000, and gains on the sale of securities of $68,000.

Non-interest expense decreased $73,000, or 2.3%, primarily due to a reduction in professional fees of $126,000, partially offset by an increase in personnel expense of $93,000.

Income Statement Current Year Compared to Prior Year

Net interest income increased $536,000, or 3.6%, as the volume of earning assets increased from the prior year.  The Company’s net interest margin was 3.87% for the year ended December 31, 2016, and 3.86% for the year ended December 31, 2015, an increase of 1 basis point.  The Company’s net interest margin increased due to a decline in the cost of average interest-bearing liabilities.

There was a negative provision for the current year of $85,000 compared to a provision of $135,000 in the prior year due to the continued reduction in non-performing assets.

Non-interest income decreased $8,000, or 0.2%, primarily due to an increase in gains on sale of mortgage loans of $142,000, offset by a decline in other service charges of $82,000 and non-deposit brokerage fees of $49,000.

Non-interest expense decreased $240,000, or 1.8%, primarily due to a decrease in other expenses of $205,000 and professional fees of $245,000, partially offset by an increase in personnel expenses of $340,000.

Credit Quality

Non-performing assets totaled $23,000, or 0.01% of total assets, at December 31, 2016 compared to $637,000, or 0.15% of total assets at December 31, 2015, a decrease of $614,000.

The allowance for loan losses at December 31, 2016 was $4.9 million, or 1.35% of total loans, compared to $4.9 million, or 1.49% of total loans as of December 31, 2015.  We consider the size, volume and credit quality of the loan portfolio as well as recent economic and other external influences to record the allowance for loan losses and provision for loan losses that is directionally consistent with our loan portfolio.

Balance Sheet

Total assets at December 31, 2016 were $455.4 million compared to $432.2 million at December 31, 2015.  Total assets increased $23.2 million, or 5.4%, from December 31, 2015 to December 31, 2016 due to a growth in loans and interest-bearing deposits in other financial institutions, partially offset by a decline in federal funds sold and available-for-sale securities.

Loans increased $28.9 million, or 8.7%, from December 31, 2015 to December 31, 2016.  Deposits increased $51,000, or 0.01%, from December 31, 2015 to December 31, 2016.  Borrowings from the Federal Home Loan Bank increased $20.0 million.

Stockholders’ equity increased to $42.4 million at December 31, 2016 from $39.5 million at December 31, 2015.  The common equity and tangible common equity ratios were 7.71% and 6.83%, respectively, as of December 31, 2016 compared to 7.37% and 6.43%, respectively, at December 31, 2015.  The book value and tangible book value per common share ratios were $17.54 and $15.40, respectively, at December 31, 2016 compared to $16.18 and $13.97, respectively, at December 31, 2015.

About Citizens First Corporation

Citizens First Corporation is a bank holding company headquartered in Bowling Green, Kentucky and established in 1999.  The Company has branch offices located in Barren, Hart, Simpson and Warren Counties in Kentucky, and a loan production office in Williamson County, Tennessee.  Additional information concerning our products and services is available at www.citizensfirstbank.com.

Forward-Looking Statements

Statements in this press release relating to Citizens First Corporation's plans, objectives, expectations or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon the Company’s current expectations, but are subject to certain risks and uncertainties that may cause actual results to differ materially.  Among the risks and uncertainties that could cause actual results to differ materially are current and future economic and business conditions; possible changes in trade, monetary, and fiscal policies, as well as legislative and regulatory changes; changes in the interest rate environment and our ability to effectively manage interest rate risk and other market risk, credit risk and operational risk; changes in the quality or composition of our loan or investment portfolios; increases in our nonperforming assets, or our inability to recover or absorb losses created by such nonperforming assets; and other factors described in the reports filed by the Company with the Securities and Exchange Commission could also impact current expectations.

Consolidated Financial Highlights (Unaudited)

Consolidated Statement of Condition

	(In Thousands, Except Share Data and ratios)
	December 31,	December 31,	December 31,
	2016	2015	2014
Assets
Cash and due from financial institutions	$8,542	$8,865	$7,962
Federal funds sold	—	6,390	3,360
Interest-bearing deposits in other financial institutions	11,018	2,728	—
Available-for-sale securities	53,547	60,200	58,986
Loans held for sale	264	—	—
Loans	359,391	330,782	318,477
Allowance for loan losses	(4,854)	(4,916)	(4,885)
Premises and equipment, net	9,390	9,998	10,758
Bank owned life insurance (BOLI)	8,351	8,174	7,993
Federal Home Loan Bank (FHLB) stock, at cost	2,025	2,025	2,025
Accrued interest receivable	1,622	1,680	1,527
Deferred income taxes	1,464	1,328	1,479
Goodwill and other intangible assets	4,291	4,362	4,433
Other real estate owned	—	100	198
Other assets	371	465	501
Total Assets	$455,422	$432,181	$412,814
Liabilities
Deposits
Noninterest bearing	$52,322	$48,522	$41,975
Savings, NOW and money market	173,620	168,335	148,935
Time	144,497	153,531	150,874
Total deposits	370,439	370,388	341,784
FHLB advances and other borrowings	35,000	15,000	25,500
Subordinated debentures	5,000	5,000	5,000
Accrued interest payable	220	213	231
Other liabilities	2,399	2,056	1,851
Total Liabilities	413,058	392,657	374,366
Stockholders’ Equity
6.5% Cumulative convertible preferred stock	7,261	7,659	7,659
Common stock	25,920	25,406	27,072
Retained earnings	9,706	6,304	3,373
Accumulated other comprehensive income	(523)	155	344
Total stockholders’ equity	42,364	39,524	38,448
Total liabilities and stockholders’ equity	$455,422	$432,181	$412,814

Consolidated Financial Highlights (Unaudited)

Consolidated Statement of Income

	Three months ended
	(In Thousands, Except Per Share Data and ratios)
	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,
	2016	2016	2016	2016	2015
Interest and dividend income	$4,572	$4,557	$4,536	$4,476	$4,494
Interest expense	652	639	624	613	623
Net interest income	3,920	3,918	3,912	3,863	3,871

Provision (credit) for loan losses	—	—	(85)	—	(65)

Non-interest income
Service charges on deposit accounts	371	361	339	325	360
Other service charges and fees	161	172	179	164	260
Gain on sale of mortgage loans	97	110	91	77	63
Non-deposit brokerage fees	85	83	75	72	82
Lease income	52	61	49	45	43
BOLI income	44	45	44	44	45
Gain on sale of securities	—	20	55	51	68
Total non-interest income	810	852	832	778	921

Non-interest expenses:
Personnel expense	1,741	1,674	1,676	1,784	1,648
Net occupancy expense	471	481	492	483	464
Advertising and public relations	75	86	98	61	80
Professional fees	50	98	137	180	176
Data processing services	256	262	263	256	262
Franchise shares and deposit tax	132	132	132	132	96
FDIC insurance	47	58	59	59	61
Other real estate owned expenses	1	(8)	23	1	52
Other	373	362	417	414	380
Total non-interest expenses	3,146	3,145	3,297	3,370	3,219

Income before income taxes	1,584	1,625	1,532	1,271	1,638
Income taxes	481	490	458	366	487
Net income	1,103	1,135	1,074	905	1,151
Dividends on preferred stock	124	124	123	124	131
Net income available for common stockholders	$979	$1,011	$951	$781	$1,020
Basic earnings per common share	$0.49	$0.50	$0.48	$0.39	$0.52
Diluted earnings per common share	$0.43	$0.45	$0.42	$0.36	$0.45

Consolidated Financial Highlights (Unaudited)

Key Operating Statistics

	Three months ended
	(In Thousands, Except Per Share Data and ratios)
	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,
	2016	2016	2016	2016	2015
Average:
Assets	$444,168	$442,042	$439,081	$433,143	$430,174
Earning Assets	417,161	414,569	409,722	402,638	399,055
Loans	347,046	344,733	338,456	333,000	329,131
Interest-bearing deposits	310,336	304,473	311,084	320,363	316,979
Deposits	360,816	354,953	360,209	367,397	365,401
Borrowed funds	38,429	42,490	35,868	23,394	23,179
Equity	42,652	42,002	40,912	40,156	39,181
Common equity	35,391	34,741	33,651	32,831	31,522

Return on average assets	0.99%	1.02%	0.98%	0.84%	1.06%
Return on average equity	10.29%	10.75%	10.56%	9.06%	11.66%

Efficiency ratio	65.59%	65.21%	69.15%	72.15%	66.91%
Non-interest income to average assets	0.73%	0.77%	0.76%	0.72%	0.85%
Non-interest expenses to average assets	2.82%	2.83%	3.02%	3.13%	2.97%
Net overhead to average assets	2.09%	2.06%	2.26%	2.41%	2.12%
Yield on loans	4.86%	4.86%	4.95%	4.96%	4.97%
Yield on investment securities (TE)	2.58%	2.66%	2.77%	2.77%	2.84%
Yield on average earning assets (TE)	4.42%	4.44%	4.53%	4.55%	4.55%
Cost of average interest bearing liabilities	0.74%	0.73%	0.72%	0.72%	0.73%
Net interest margin (TE)	3.80%	3.83%	3.92%	3.94%	3.94%
Number of FTE employees	95	94	96	98	98

Asset Quality Indicators:
Non-performing loans to total loans	0.01%	0.05%	0.06%	0.18%	0.16%
Non-performing assets to total assets	0.01%	0.04%	0.06%	0.16%	0.15%
Allowance for loan losses to total loans	1.35%	1.45%	1.43%	1.53%	1.49%
YTD net charge-offs (recoveries) to average loans, annualized	(0.01)%	(0.05)%	(0.07)%	(0.15)%	0.03%
YTD net charge-offs (recoveries)	(23)	(130)	(119)	(128)	104

Consolidated Financial Highlights (Unaudited)

Consolidated Statement of Income

	Twelve Months Ended
	December 31,	December 31,
	2016	2015
Interest and dividend income	$18,141	$17,684
Interest expense	2,528	2,607
Net interest income	15,613	15,077

Provision (credit) for loan losses	(85)	135

Non-interest income
Service charges on deposit accounts	1,396	1,421
Other service charges and fees	676	758
Gain on sale of mortgage loans	375	233
Non-deposit brokerage fees	315	364
Lease income	207	245
BOLI income	177	181
Gain on sale of securities	126	78
Total non-interest income	3,272	3,280

Non-interest expenses:
Personnel expense	6,875	6,535
Net occupancy expense	1,927	1,980
Advertising and public relations	320	330
Professional fees	465	710
Data processing services	1,037	1,001
Franchise shares and deposit tax	528	533
FDIC insurance	223	244
Other real estate owned expenses	17	94
Other	1,566	1,771
Total non-interest expenses	12,958	13,198

Income before income taxes	6,012	5,024
Income taxes	1,795	1,417
Net income	4,217	3,607
Dividends on preferred stock	495	520
Net income available for common stockholders	$3,722	$3,087
Basic earnings per common share	$1.86	$1.57
Diluted earnings per common share	$1.66	$1.40

Consolidated Financial Highlights (Unaudited)

Key Operating Statistics

	Twelve Months Ended
	(In Thousands, Except Per
	Share Data and ratios)
	December 31,	December 31,
	2016	2015
Average:
Assets	$439,628	$430,180
Earning Assets	411,049	399,420
Loans	340,836	322,256
Interest-bearing deposits	311,138	320,551
Deposits	360,827	365,788
Borrowed funds	35,075	23,488
Equity	41,345	38,726
Common equity	34,068	31,067

Return on average assets	0.96%	0.84%
Return on average equity	10.20%	9.32%

Efficiency ratio	67.99%	70.84%
Non-interest income to average assets	0.74%	0.76%
Non-interest expenses to average assets	2.95%	3.07%
Net overhead to average assets	2.20%	2.31%
Yield on loans	4.90%	5.04%
Yield on investment securities (TE)	2.70%	2.84%
Yield on average earning assets (TE)	4.49%	4.52%
Cost of average interest bearing liabilities	0.73%	0.76%
Net interest margin (TE)	3.87%	3.86%
Number of FTE employees	95	98

Consolidated Financial Highlights (Unaudited)

	(In Thousands, Except Share Data and ratios)
	December 31,	December 31,	December 31,
Consolidated Capital Ratios	2016	2015	2014

Total shareholders’ equity to total assets ratio	9.30%	9.15%	9.31%
Tangible equity ratio (1)	8.44%	8.22%	8.33%
Tangible common equity ratio (1)	6.83%	6.43%	6.45%
Book value per common share	$17.54	$16.18	$15.64
Tangible book value per common share (1)	$15.40	$13.97	$13.39
End of period common share closing price	$18.00	$13.74	$11.90

(1)

The tangible equity ratio, tangible common equity ratio and tangible book value per common share, while not required by accounting principles generally accepted in the United States of America (GAAP), are considered critical metrics with which to analyze banks.  The ratio and per share amount have been included to facilitate a greater understanding of the Company’s capital structure and financial condition.  See the Regulation G Non-GAAP Reconciliation table for reconciliation of this ratio and per share amount to GAAP.

	(In Thousands, Except Share Data and ratios)
	December 31,	December 31,	December 31,
Regulation G Non-GAAP Reconciliation:	2016	2015	2014

Total shareholders’ equity (a)	$42,364	$39,524	$38,448
Less:
Preferred stock	(7,261)	(7,659)	(7,659)
Common equity (b)	35,103	31,865	30,789
Goodwill	(4,097)	(4,097)	(4,097)
Intangible assets	(194)	(265)	(336)
Tangible common equity (c)	30,812	27,503	26,356
Add:
Preferred stock	7,261	7,659	7,659
Tangible equity (d)	38,073	35,162	34,015

Total assets (e)	455,422	432,181	412,814
Less:
Goodwill	(4,097)	(4,097)	(4,097)
Intangible assets	(194)	(265)	(336)
Tangible assets (f)	$451,131	$427,819	$408,381
Shares outstanding (in thousands) (g)	2,001	1,969	1,969

Book value per common share (b/g)	$17.54	$16.18	$15.64
Tangible book value per common share (c/g)	$15.40	$13.97	$13.39
Equity to assets ratio (a/e)	9.30%	9.15%	9.31%
Tangible equity ratio (d/f)	8.44%	8.22%	8.33%
Common equity ratio (b/e)	7.71%	7.37%	7.46%
Tangible common equity ratio (c/f)	6.83%	6.43%	6.45%